UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2005

VISTACARE, INC.

(Exact name of registrant as specified in its chapter)

Delaware	000-50118	06-1521534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 North Scottsdale Road,
Suite 5000
Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 648-4545

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURE

Item 8.01. Other Events.

VistaCare, Inc. (the “Company”) disclosed in its Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on January 28, 2005, that its 2005 Annual Meeting of Stockholders would be held on May 5, 2005 and that the record date for purposes of the 2005 Annual Meeting would be the close of business on March 11, 2005. The Company announced today that the record date for the 2005 Annual Meeting will be changed to the close of business on March 18, 2005. The Company plans to file an amendment to its Definitive Proxy Statement on Schedule 14A on or about March 21 to reflect the change of the record date and the number of shares outstanding at the close of business on March 18, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.

Date: March 2, 2005	By:	/s/ Stephen Lewis

	Name:	Stephen Lewis

	Title:	Secretary